Calamos® Family of Funds

Supplement dated June 1, 2010 to
Calamos® Family of Funds Prospectuses for
Class A, B and C Shares and Class I and R Shares, each dated March 1, 2010

Excessive trading policies and procedures

Effective immediately, the following sentences are inserted at the beginning of the third paragraph under “Excessive trading policies and procedures,” which is located on page 91 of the Calamos® Family of Funds prospectus for Class A, B and C shares and on page 74 of the Calamos® Family of Funds prospectus for Class I and R shares:

The Funds’ policy is against trading of Fund shares by Fund shareholders that is disruptive to the management of a Fund. In analyzing whether trading is disruptive, the Funds will consider the purpose of the trades, the effects on the Fund’s portfolio and shareholders, and the impact of any costs or administrative charges it may incur (net of any reimbursement by the shareholder). For certain redemption and reinvestment transactions in which the investment adviser or its affiliates may engage, see page 52 of the statement of additional information.

Retain this supplement for future reference